Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 829,695,826.61
Previously Paid Amount	0
Total Fee Amount	114,580.99
Total Offset Amount	0
Net Fee	$ 114,580.99